UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive

Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2014, the board of directors (the “Board”) of FTD Companies, Inc. (the “Company”) appointed Michael Silverstein as a director, effective January 21, 2014.  Mr. Silverstein will serve as a class I director with a term expiring at the Company’s 2014 Annual Meeting (as defined below under Item 8.01).  Mr. Silverstein has not yet been named to any Board committees.

There are no arrangements or understandings between Mr. Silverstein and any other persons pursuant to which Mr. Silverstein was named as a director.  There are no transactions or relationships between the Company and Mr. Silverstein that are reportable under Item 404(a) of Regulation S-K.

Pursuant to the Company’s standard compensation program for non-employee directors, Mr. Silverstein will receive an annual retainer fee of $48,000 and $1,000 for each Board meeting he attends.  In addition, on January 21, 2014, the compensation committee of the Board granted Mr. Silverstein a restricted stock unit award covering 1,229 shares of the Company’s common stock, which will vest on June 1, 2014.  The restricted stock unit award was granted pursuant to a Restricted Stock Unit Issuance Agreement for Non-Employee Directors (Initial Grant), the form of which was previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 13, 2013.

A copy of the press release announcing Mr. Silverstein’s appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 5.08                                           Shareholder Director Nominations.

The information set forth below under Item 8.01 is incorporated herein by reference.

Item 8.01                                           Other Events.

The Company intends to hold its first Annual Meeting of Stockholders (the “2014 Annual Meeting”) on June 10, 2014, at a time and location to be determined and specified in the Company’s proxy statement related to the 2014 Annual Meeting.

Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2014 Annual Meeting as February 10, 2014.  Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2014 Annual Meeting, the proposal must be received by the Company’s Secretary, FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, Illinois 60515 on or before February 10, 2014, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with the advance notice requirements contained in the Company’s bylaws, for director nominations or other business to be brought before the 2014 Annual Meeting by a stockholder, other than Rule 14a-8 proposals described above, written notice must be delivered no earlier than the close of business on February 10, 2014, and no later than the close of business on March 12, 2014, to the Company’s Secretary, FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, Illinois 60515. These stockholder notices also must comply with the requirements of the Company’s bylaws and will not be effective otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

99.1	Press release dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated:	January 23, 2014	By:	/s/ Becky A. Sheehan
			Name:	Becky A. Sheehan
			Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 23, 2014.